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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): DECEMBER 13, 1999



                                LPA HOLDING CORP.
             (Exact name of registrant as specified in its charter)



                       See Table of Additional Registrants



           DELAWARE                    333-56239-01            43-1144353
(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
incorporation or organization)                            Identification Number)


                        8717 WEST 110TH STREET, SUITE 300
                           OVERLAND PARK, KANSAS 66210
                                 (913) 345-1250
    (Address and Telephone Number of Registrant's Principal Executive Office)


                             ADDITIONAL REGISTRANTS

                           JURISDICTION OF    COMMISSION       IRS EMPLOYER
          NAME              INCORPORATION     FILE NUMBER    IDENTIFICATION NO.
-------------------------  ---------------   --------------  -----------------
La Petite Academy, Inc.        Delaware         333-56239         43-1243221
LPA Services, Inc.             Delaware       333-56239-02        74-2849053
Bright Start, Inc.            Minnesota       333-56239-03        41-1694581



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ITEM 5.    OTHER EVENTS

         On December 13, 1999, LPA Holding Corp. ("Holdings") and La Petite Academy, Inc. entered into Amendment No. 1, Consent and Waiver ("Amendment No.1") to the Credit Agreement dated as of May 11, 1998 among LPA Holding Corp., La Petite Academy, Inc., Bank of America, N.A. (formerly known as NationsBank, N.A.) as Administrative Agent, Documentation Agent and Collateral Agent for the Lenders and The Chase Manhattan Bank as Syndication Agent.

         On December 15, 1999, LPA Investment LLC, the owner of more than 50% of the capital stock of Holdings, acquired an additional $15,000,000 of Holdings' redeemable preferred stock and received warrants to purchase 3% of Holdings' common stock on a fully diluted basis. In connection with the investment, Holdings' Amended and Restated Certificate of Incorporation and the Certificate of Designations governing Holdings' preferred stock have been amended.

         On August 19, 1999, the Board of Directors of Holdings adopted the 1999 Stock Option Plan for Non-Director Employees (the "Option Plan"). In connection with the election of certain directors, Holdings has amended the Option Plan and its Stockholders Agreement.

         Copies of the documents relating to the foregoing are attached as Exhibits 3.1, 3.2, 10.1, 10.2, 10.3, 10.4 and 10.5, each of which is incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

Number   Description of Exhibits
------   -----------------------
3.1 Certificate of Amendment of the Amended and Restated Certificate of Incorporation of LPA Holding Corp., filed on December 13, 1999.

3.2 Certificate of Amendment of the Certificate of Designations, Preferences and Rights of Series A Redeemable Preferred Stock of LPA Holding Corp., filed on December 13, 1999.

10.1 Amendment No. 1 Consent and Waiver dated as of December 13, 1999, to the Credit Agreement dated as of May 11, 1998 among LPA Holding Corp., La Petite Academy, Inc., Bank of America, N.A. (formerly known as NationsBank, N.A.) as Administrative Agent, Documentation Agent and Collateral Agent for the Lenders and The Chase Manhattan Bank as Syndication Agent.

10.2 Warrant No. 1 dated as of December 15, 1999, issued by LPA Holding Corp. to LPA Investment LLC.



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10.3     Amendment No. 1 and Consent dated as of April 8, 1999, among LPA
         Holding Corp., Vestar/LPT Limited Partnership, LPA Investment LLC and the management stockholders named therein, to the Stockholders Agreement dated as of May 11, 1999, among LPA Holding Corp., Vestar/LPT Limited Partnership, LPA Investment LLC and the management stockholders named therein.

10.4     LPA Holding Corp. 1999 Stock Option Plan for Non-Employee Directors.

10.5 Amendment No. 1 to the LPA Holding Corp. 1999 Stock Option Plan for Non-Employee Directors.

99.1     Press Release dated December 13, 1999.






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                                  EXHIBIT INDEX


Exhibit
Number   Description of Exhibits
------   -----------------------

3.1 Certificate of Amendment of the Amended and Restated Certificate of Incorporation of LPA Holding Corp., filed on December 13, 1999.

3.2 Certificate of Amendment of the Certificate of Designations, Preferences and Rights of Series A Redeemable Preferred Stock of LPA Holding Corp., filed on December 13, 1999.

10.1 Amendment No. 1 Consent and Waiver dated as of December 13, 1999, to the Credit Agreement dated as of May 11, 1998 among LPA Holding Corp., La Petite Academy, Inc., Bank of America, N.A. (formerly known as NationsBank, N.A.) as Administrative Agent, Documentation Agent and Collateral Agent for the Lenders and The Chase Manhattan Bank as Syndication Agent.

10.2 Warrant No. 1 dated as of December 15, 1999, issued by LPA Holding Corp. to LPA Investment LLC.

10.3 Amendment No. 1 and Consent dated as of April 8, 1999, among LPA Holding Corp., Vestar/LPT Limited Partnership, LPA Investment LLC and the management stockholders named therein, to the Stockholders Agreement dated as of May 11, 1999, among LPA Holding Corp., Vestar/LPT Limited Partnership, LPA Investment LLC and the management stockholders named therein.

10.4     LPA Holding Corp. 1999 Stock Option Plan for Non-Employee Directors.

10.5 Amendment No. 1 to the LPA Holding Corp. 1999 Stock Option Plan for Non-Employee Directors.

99.1     Press Release dated December 13, 1999.





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SIGNATURE
--------------------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                LPA HOLDING CORP.

Dated December 20, 1999         /s/ Joan K. Singleton

                                ------------------------------------------------
                                By:  Joan K. Singleton

                                Senior Vice President, Chief Financial Officer and duly authorized representative of the registrant



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SIGNATURE
--------------------------------------------------------------------------------
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                LA PETITE ACADEMY, INC.

Dated December 20, 1999         /s/ Joan K. Singleton

                                ------------------------------------------------
                                By:  Joan K. Singleton

                                Senior Vice President, Chief Financial Officer and duly authorized representative of the registrant









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SIGNATURE
--------------------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                LPA SERVICES, INC.

Dated December 20, 1999         /s/ Joan K. Singleton

                                ------------------------------------------------
                                By:  Joan K. Singleton

                                Senior Vice President, Chief Financial Officer and duly authorized representative of the registrant




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SIGNATURE
--------------------------------------------------------------------------------
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                BRIGHT START, INC.

Dated December 20, 1999         /s/ Joan K. Singleton

                                ------------------------------------------------
                                By:  Joan K. Singleton

                                Senior Vice President, Chief Financial Officer and duly authorized representative of the registrant